UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2010

Date of reporting period:  February 28, 2010

Item 1. Reports to Stockholders.

Annual Report

Class A Shares (AASAX)
Class I Shares (AASFX)

February 28, 2010

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	5

INVESTMENT HIGHLIGHTS	7

SCHEDULE OF INVESTMENTS	10

SCHEDULE OF SECURITIES SOLD SHORT	18

SCHEDULE OF OPEN FUTURES CONTRACTS	20

STATEMENT OF ASSETS AND LIABILITIES	21

STATEMENT OF OPERATIONS	22

STATEMENTS OF CHANGES IN NET ASSETS	23

FINANCIAL HIGHLIGHTS	24

NOTES TO FINANCIAL STATEMENTS	26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	36

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS	37

ADDITIONAL INFORMATION	46

Dear Shareholder:

The last 12 months have been favorable for investors, with global equity and commodity markets rebounding from the steep sell-off in 2008. The strength in equity markets during this period can be characterized as a snap-back rally that, together with the 2008 crash, was one of the most tenuous periods in history for investors.

For the fiscal year ending February 28, 2010, the Class I shares returned 10.51%, had an annualized standard deviation1 of 7.4% and a worst drawdown2 of 2.3%. These attractive return and risk statistics match the stated return and risk objectives of the Fund.

Because of the severity of the 2008 credit crisis and its potential to undermine the foundation of the financial system as we know it, we were cautious in 2009. We felt that the rebound that started in the spring of last year would be roughly equal to the over-reaction selling that came at the end of the credit crisis. We slowly began increasing the Fund’s exposure to equity, commodity and credit markets and the Fund benefited from these exposures in the first half of the Fund’s fiscal year. In mid-June the markets paused and corrected into early July from profit-taking by a skeptical investment community that questioned whether the economy could actually find its footing. However, the markets continued to move higher into October. This second wave higher was profitable for the Fund, and was the first sign of investors’ willingness to again take risk. Another correction in October confirmed many fears of a sell-off at a time of the year when markets historically have been very volatile. This correction was led by emerging market equity and commodities, leadership markets that were being stalled by a spike in the US Dollar. We saw this catalyst as significant because the Dollar’s fall began just as markets started to rally in March, 2009 and inversely mirrored the global equity and commodity rally. Shifting investment themes (the end of the “Dollar carry trade” and a liquidity/momentum driven market) and narrowing market breadth resulted in flat performance for the Fund in the fourth quarter of calendar year 2009. The Dollar began to rally in earnest in January, and with new credit concerns coming out of Europe, again caused markets to correct into February.

At the end of February, 2010 we view the market environment as significantly more constructive than it was a year ago, even though the prices of most markets have appreciated significantly. Systematic risks have abated, credit spreads have normalized, and liquidity has returned to most parts of the capital markets. However, significant debt-unwinding by consumers and poor fundamentals in most real estate markets will likely continue to hamper the economic recovery.

During the last 12 months, our multi-strategy approach proved its worth and our cautious stewardship was justified given the circumstances. We are thankful for a return to a more normal investment environment and to have preserved and grown the capital of our shareholders during very turbulent times. We still expect continuing challenges and opportunities from cyclical bull and bear markets, and we can now prudently increase the risk posture of the Fund as the structural market risks have diminished.

(Please see the following page for important information.)

Opinions expressed are those of the Fund, are subject to change, and should not be considered a recommendation to buy or sell any security.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risk and differences in accounting methods. The Fund invests in smaller companies which involves additional risks such as limited liquidity and greater volatility. Investments in debt securities decrease in value when interest rates rise and this risk is greater for longer-term debt securities. Certain hedging techniques and leverage employed in the management of the Fund may accelerate the velocity of possible losses. Short selling involves the risk of a potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of the Fund. Options held in the Fund may be illiquid and the fund manager may have difficulty closing out a position. The Fund’s strategies and potential for high turnover could affect the amount, timing and character of distributions. The Fund will bear its share of the fees and expenses of the underlying ETFs. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying ETFs. Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares. Alternative investments may not be suitable for all investors.

Must be preceded or accompanied by a prospectus.

1	Standard deviation is a statistical definition of volatility and one measure of risk. Annualized standard deviation is effectively the variance of returns around a mean return.

2	Worst drawdown is defined as accumulated loss of equity from the peak in value to the trough in value over a multi-month period. Worst drawdown is one measure of risk.

The Alternative Strategies Mutual Fund is distributed by Quasar Distributors, LLC.

ALTERNATIVE STRATEGIES MUTUAL FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/09 – 2/28/10).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.75% when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees and dividends on short positions. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

ALTERNATIVE STRATEGIES MUTUAL FUND
Expense Example (continued)
(Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/09	2/28/10	9/1/09 – 2/28/10*
Actual**	$1,000.00	$1,006.60	$13.68
Hypothetical (5% return
before expenses)***	$1,000.00	$1,011.16	$13.71

*	Expenses are equal to the Fund’s annualized expense ratio of 2.75%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Including dividends on short positions and interest expense, your actual cost of investing in the Fund would be $16.57.
***	Including dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $16.58.

	Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/09	2/28/10	9/1/09 – 2/28/10*
Actual**	$1,000.00	$1,008.00	$12.45
Hypothetical (5% return
before expenses)***	$1,000.00	$1,012.40	$12.47

*	Expenses are equal to the Fund’s annualized expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Including dividends on short positions and interest expense, your actual cost of investing in the Fund would be $15.19.
***	Including dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $15.20.

ALTERNATIVE STRATEGIES MUTUAL FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is long term capital appreciation with low correlation to broad market indices. The Fund seeks to achieve its investment objective by investing primarily in common and preferred stocks and other equity instruments, bonds and other fixed income securities, and other investment companies, including exchange-traded funds (“ETFs”) and money market funds in proportions consistent with the Advisor’s evaluation of their expected risks and returns. In making these allocations the Advisor considers various factors, including macroeconomic conditions, corporate earnings at a macro level, anticipated inflation and interest rates, consumer risk and the status of the market as a whole. The Fund’s assets may be allocated between equity securities and fixed-income securities at the discretion of the Advisor. The Fund’s allocation of portfolio assets as of February 28, 2010 is shown below.

Allocation of Portfolio Assets
% of Net Assets

ALTERNATIVE STRATEGIES MUTUAL FUND — CLASS A
Investment Highlights (continued)
(Unaudited)

Average Annual Returns as of February 28, 2010(1)

		Since
	One	Inception
	Year	(10/15/08)
Alternative Strategies Mutual Fund – Class A – With Load	3.95%	(2.62)%
Alternative Strategies Mutual Fund – Class A – No Load	10.27%	1.70%
S&P 500 Index	53.62%	18.27%

(1)
With load returns reflect the deduction of the current maximum initial sales load of 5.75%.  Returns without load do not reflect the deduction of the current maximum sales charges.  Had the sale load been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-506-7390. The Fund imposes a 2.00% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The chart does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Growth of $10,000 Investment

ALTERNATIVE STRATEGIES MUTUAL FUND — CLASS I
Investment Highlights (continued)
(Unaudited)

Average Annual Returns as of February 28, 2010

		Since
	One	Inception
	Year	(3/3/08)
Alternative Strategies Mutual Fund – Class I	10.51%	(0.60)%
S&P 500 Index	53.62%	(6.74)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-506-7390. The Fund imposes a 2.00% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The chart does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Growth of $10,000 Investment

ALTERNATIVE STRATEGIES MUTUAL FUND
Schedule of Investments
February 28, 2010

	Shares	Value
COMMON STOCKS – 32.87%
Administrative and Support Services – 0.32%
Manpower, Inc. (d)	1,566	$80,680
Paychex, Inc. (d)	825	24,701
		105,381
Beverage and Tobacco Product Manufacturing – 1.31%
Altria Group, Inc. (d)	4,081	82,110
British American Tobacco Plc – ADR	1,000	67,900
Coca Cola Co. (d)	1,390	73,281
Diageo Plc – ADR	1,200	78,336
Molson Coors Brewing Co.	1,500	60,570
Reynolds American, Inc. (d)	1,415	74,712
		436,909
Broadcasting (except Internet) – 0.44%
CBS Corporation (d)	5,984	77,732
Comcast Corp. (d)	4,107	67,519
		145,251
Building Material and Garden Equipment
and Supplies Dealers – 0.27%
Lowes Corporation (d)	3,812	90,382

Chemical Manufacturing – 1.03%
Cameco Corp. (b)(d)	1,565	43,006
E.I. du Pont de Nemours & Company (d)	2,159	72,802
Mosaic Co. (d)	445	25,984
Novartis AG – ADR	1,000	55,320
PPG Industries, Inc. (d)	336	20,677
Sanofi Aventis – ADR	1,800	65,880
Teva Pharmaceutical Industries Ltd. – ADR	1,000	60,010
		343,679
Computer and Electronic Product Manufacturing – 3.48%
Dell, Inc. (a)(d)	2,840	37,573
L-3 Communications Holdings Inc. (d)	2,905	265,575
Lexmark International, Inc. (a)(d)	987	33,272
Motorola, Inc. (a)(d)	10,426	70,480
Northrop Grumman Corp. (d)	3,326	203,751
Research In Motion Ltd. (a)(b)(d)	2,945	208,742
Sony Corp. – ADR	2,500	85,275
Telefonaktiebolaget LM Ericsson – ADR (d)	20,000	200,200
Xerox Corp. (d)	5,850	54,814
		1,159,682
Construction of Buildings – 0.08%
Desarrolladora Homex S.A.B de C.V. – ADR (a)	1,000	27,340

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE STRATEGIES MUTUAL FUND
Schedule of Investments (continued)
February 28, 2010

	Shares	Value
Credit Intermediation and Related Activities – 4.21%
Banco Bilbao Vizcaya Argentaria SA – ADR	2,000	$25,900
Banco Latinoamericano de Comercio SA (b)	5,000	70,650
Banco Santander SA – ADR	4,500	58,680
The Bank Holdings (a)(d)	18,289	2,743
Bank Of America Corporation (d)	8,734	145,509
Barclays Plc – ADR	2,500	47,925
BB&T Corp. (d)	8,396	239,538
Citigroup, Inc. (a)(d)	42,811	145,557
Credicorp Ltd. (b)	700	54,670
Credit Suisse Group – ADR	1,600	71,360
Fifth Third Bancorp (d)	3,324	40,586
JPMorgan Chase & Co. (d)	2,492	104,589
Meritor Savings Bank PA (a)(d)	41,000	120,950
Regions Financial Corporation (d)	25,029	168,946
SunTrust Banks, Inc. (d)	4,338	103,288
		1,400,891
Electrical Equipment, Appliance, and
Component Manufacturing – 0.11%
Harbin Electric, Inc. (a)	2,000	37,860

Food and Beverage Stores – 0.33%
Kroger Co. (d)	3,497	77,283
Safeway, Inc. (d)	1,265	31,524
		108,807
Food Manufacturing – 0.69%
Archer Daniels Midland Co. (d)	4,378	128,538
Dean Foods Company (a)(d)	5,185	75,649
Zhongpin, Inc. (a)(b)	2,000	24,620
		228,807
Forestry and Logging – 0.06%
Weyerhaeuser Co. (d)	470	18,988

General Merchandise Stores – 0.86%
Costco Wholesale Corporation (d)	1,593	97,125
Macys, Inc. (d)	4,811	92,131
Sears Holdings Corp. (a)(d)	1,065	101,888
		291,144
Health and Personal Care Stores – 0.22%
McKesson Corporation (d)	1,226	72,518

Heavy and Civil Engineering Construction – 0.23%
Chicago Bridge & Iron Company N.V. (a)(b)	2,500	54,225
Fluor Corporation (d)	550	23,540
		77,765

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE STRATEGIES MUTUAL FUND
Schedule of Investments (continued)
February 28, 2010

	Shares	Value
Insurance Carriers and Related Activities – 2.35%
Allstate Corp. (d)	1,257	$39,281
American International Group, Inc. (a)(d)	1,368	33,885
Berkshire Hathaway Inc. (a)(d)	1,501	120,275
Hartford Financial Services (d)	1,568	38,212
Humana, Inc. (a)(d)	622	29,439
Ing Groep N.V. – ADR (a)	5,500	49,115
Travelers Companies, Inc. (d)	2,591	136,261
Unum Group (d)	12,261	255,152
Wellpoint, Inc. (a)(d)	1,300	80,431
		782,051
Management of Companies and Enterprises – 0.75%
Goldman Sachs Group, Inc. (d)	630	98,501
Morgan Stanley (d)	5,312	149,692
		248,193
Merchant Wholesalers, Nondurable Goods – 1.17%
Amerisourcebergen Corp. (d)	3,497	98,056
Cardinal Health, Inc. (d)	8,608	292,414
		390,470
Mining (except Oil and Gas) – 2.22%
Barrick Gold Corp. (b)(d)	630	23,726
Compania de Minas Buenaventura SA – ADR (d)	5,650	189,897
Gold Fields Ltd. – ADR	4,000	45,960
Harmony Gold Mining Co. – ADR	5,000	45,650
Newmont Mining Corp. (d)	520	25,626
Peabody Energy Corp. (d)	520	23,904
Potash Corp. of Saskatchewan, Inc. (b)(d)	1,200	132,552
St. Andrew Goldfields (a)(b)(d)	250,000	182,950
Thompson Creek Metals Co. Inc. (a)(b)	5,000	68,750
		739,015
Miscellaneous Manufacturing – 0.11%
Fuqi International, Inc. (a)	2,000	36,900

Motion Picture and Sound Recording Industries – 0.37%
Time Warner, Inc. (d)	4,236	123,013

Nonstore Retailers – 0.14%
Sohu Com, Inc. (a)(d)	885	45,321

Oil and Gas Extraction – 0.44%
Cenovus Energy, Inc. (b)(d)	445	10,902
Encana Corp. (b)(d)	445	14,587
Marathon Oil Corp. (d)	2,924	84,650
Sasol Ltd. – ADR	1,000	36,630
		146,769

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE STRATEGIES MUTUAL FUND
Schedule of Investments (continued)
February 28, 2010

	Shares	Value
Other Information Services – 0.08%
Shanda Interactive Entertainment Ltd. – ADR (a)	600	$27,180

Petroleum and Coal Products Manufacturing – 4.78%
BP Plc – ADR (d)	2,640	140,474
Chevron Corporation (d)	1,752	126,670
ConocoPhillips (d)	9,428	452,544
Eni S.p.A. – ADR	1,000	45,100
Exxon Mobil Corporation (d)	5,292	343,980
Hess Corp. (d)	5,493	322,988
Sunoco, Inc. (d)	1,502	39,608
Valero Energy Corporation (d)	6,887	120,660
		1,592,024
Professional, Scientific, and Technical Services – 0.31%
Computer Sciences Corp. (a)(d)	1,049	54,328
Infosys Technologies Ltd. – ADR (d)	445	25,320
McDermott International (a)(b)(d)	1,055	24,107
		103,755
Publishing Industries (except Internet) – 0.31%
Gannett, Inc. (d)	1,566	23,725
Pearson Plc – ADR	2,500	35,125
SAP AG – ADR	1,000	44,580
		103,430
Rail Transportation – 0.30%
Canadian National Railway Co. (b)(d)	925	48,710
Guangshen Railway Co., Ltd. – ADR	2,500	51,000
		99,710
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 0.51%
Deutsche Bank AG (b)	900	57,150
TD Ameritrade Holding Corp. (a)(d)	6,436	112,566
		169,716
Support Activities for Mining – 0.61%
Core Laboratories N V (b)(d)	215	26,667
Ensco International Ltd. – ADR (a)(d)	560	24,735
Transocean Ltd. (a)(b)(d)	1,900	151,658
		203,060
Telecommunications – 1.15%
America Movil S.A.B. de C.V. – ADR (d)	1,860	82,900
AT&T, Inc. (d)	5,327	132,163
China Mobile Limited – ADR	700	34,601
DIRECTV, Inc. (a)(d)	755	25,557
Millicom International Cellular SA (b)	300	25,422
Millicom International Cellular SA (a)(b)	100	8,474
Sprint Nextel Corp. (a)(d)	7,128	23,736

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE STRATEGIES MUTUAL FUND
Schedule of Investments (continued)
February 28, 2010

	Shares	Value
Telecommunications – 1.15% (continued)
Telecom Corp New Zealand Ltd Sponsored Adr – ADR (d)	6,155	$48,625
		381,478
Transportation Equipment Manufacturing – 1.30%
Boeing Co. (d)	2,822	178,237
Ford Motor Company (d)	21,572	253,255
		431,492
Utilities – 2.32%
Ameren Corp. (d)	1,589	39,264
American Electric Power Co, Inc. (d)	1,185	39,840
Companhia de Saneamento Basico SA – ADR	1,500	51,135
Consolidated Edison, Inc. (d)	900	38,475
Dominion Resources, Inc. (d)	2,989	113,552
Enersis SA – ADR	2,500	54,025
NRG Energy, Inc. (a)(d)	2,960	64,646
Siemens AG – ADR (d)	2,850	245,841
Southern Co. (d)	3,941	125,206
		771,984
Wholesale Electronic Markets and Agents and Brokers – 0.01%
General Metals Corp. (a)(d)	110,000	3,740
TOTAL COMMON STOCKS (Cost $10,994,636)		10,944,705

CONVERTIBLE PREFERRED STOCKS – 0.53%
Food Manufacturing – 0.26%
Bunge Limited (b)(d)	1,000	86,610

Oil and Gas Extraction – 0.27%
Chesapeake Energy Corp. (d)	1,000	89,500
TOTAL CONVERTIBLE
PREFERRED STOCKS (Cost $186,367)		176,110

PREFERRED STOCK – 0.41%
Telecommunications – 0.41%
Vivo Participacoes S A (d)	5,000	135,300
TOTAL PREFERRED STOCK (Cost $157,624)		135,300

	Principal
	Amount
CONVERTIBLE BONDS – 13.00%
Broadcasting (except Internet) – 0.25%
Central European Media
3.500%, 03/15/2013 (b)(d)	$100,000	82,625

Chemical Manufacturing – 1.01%
Amylin Pharmaceuticals, Inc.
3.000%, 06/15/2014 (d)	200,000	164,500

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE STRATEGIES MUTUAL FUND
Schedule of Investments (continued)
February 28, 2010

	Principal
	Amount	Value
Chemical Manufacturing – 1.01% (continued)
Mylan, Inc.
3.750%, 09/15/2015 (d)	$100,000	$172,750
		337,250
Computer and Electronic Product Manufacturing – 2.52%
Hutchinson Technology, Inc.
3.250%, 01/15/2026 (d)	100,000	83,000
Micron Technology, Inc.
1.875%, 06/01/2014 (d)	300,000	269,250
Millipore Corp.
3.750%, 06/01/2026 (d)	200,000	234,000
Sandisk Corp.
1.000%, 05/15/2013 (d)	200,000	166,500
Sunpower Corp.
1.250%, 02/15/2027 (d)	100,000	86,125
		838,875
Credit Intermediation and Related Activities – 0.28%
Americredit Corp.
2.125%, 09/15/2013 (d)	100,000	94,125

Data Processing, Hosting and Related Services – 0.60%
DST Systems Inc.
4.125%, 08/15/2023 (c)(d)	200,000	200,500

Electrical Equipment, Appliance, and Component Manufacturing – 0.53%
General Cable Corp.
4.500%, 11/15/2029 (d)	100,000	90,000
Greatbatch, Inc.
2.250%, 06/15/2013 (d)	100,000	86,000
		176,000
Hospitals – 0.41%
Lifepoint Hospitals, Inc.
3.500%, 05/15/2014 (d)	150,000	138,188

Insurance Carriers and Related Activities – 0.26%
Molina Healthcare, Inc.
3.750%, 10/01/2014 (d)	100,000	87,500

Merchant Wholesalers, Durable Goods – 0.38%
Henry Schein, Inc.
3.000%, 08/15/2034 (d)	100,000	125,875

Miscellaneous Manufacturing – 0.47%
Kinetic Concepts, Inc.
3.250%, 04/15/2015 (d)	150,000	155,625

Plastics and Rubber Products Manufacturing – 0.26%
Gencorp, Inc.
2.250%, 11/15/2024 (d)	100,000	87,125

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE STRATEGIES MUTUAL FUND
Schedule of Investments (continued)
February 28, 2010

	Principal
	Amount	Value
Primary Metal Manufacturing – 0.61%
Sterlite Industries India Ltd.
4.000%, 10/30/2014 (b)(d)	$200,000	$202,250

Real Estate – 0.33%
Forest City Enterprises, Inc.
5.000%, 10/15/2016 (d)	100,000	109,750

Rental and Leasing Services – 0.42%
United Rentals, Inc.
4.000%, 11/15/2015 (d)	150,000	138,563

Support Activities for Mining – 0.83%
Cal Dive International, Inc.
3.250%, 12/15/2025 (d)	100,000	89,875
Hanover Compressor Co.
4.750%, 01/15/2014 (d)	100,000	94,000
SESI LLC
1.500%, 12/15/2026 (c)(d)	100,000	92,000
		275,875
Telecommunications – 0.96%
Equinix, Inc.
4.750%, 06/15/2016 (d)	100,000	133,250
NII Holdings, Inc.
3.125%, 06/15/2012 (d)	200,000	186,000
		319,250
Transportation Equipment Manufacturing – 1.63%
Borgwarner, Inc.
3.500%, 04/15/2012 (d)	150,000	195,187
Ford Motor Company
4.250%, 11/15/2016 (d)	100,000	142,500
Navistar International Corp.
3.000%, 10/15/2014 (d)	200,000	205,500
		543,187
Waste Management and Remediation Services – 0.41%
Covanta Holding Corp.
1.000%, 02/01/2027 (d)	150,000	137,062

Water Transportation – 0.84%
Dryships, Inc.
5.000%, 12/01/2014 (b)(d)	200,000	196,750
Hornbeck Offshore Services Inc.
1.625%, 11/15/2026 (d)	100,000	81,630
		278,380
TOTAL CONVERTIBLE BONDS (Cost $4,315,169)		4,328,005

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE STRATEGIES MUTUAL FUND
Schedule of Investments (continued)
February 28, 2010

	Principal
	Amount	Value
CORPORATE BONDS – 1.12%
Broadcasting (except Internet) – 1.12%
ADC Telecommunications Inc.
0.831%, 06/15/2013 (c)(d)	$200,000	$167,000
Liberty Media Corp.
3.125%, 03/30/2023 (d)	200,000	205,500
TOTAL CORPORATE BONDS (Cost $372,609)		372,500

EXCHANGE TRADED FUNDS – 21.43%
Consumer Staples Select Sector SPDR Fund	46,700	1,262,768
Industrial Select Sector SPDR Fund (d)	15,950	459,998
iShares Barclays 1-3 Year Treasury Bond Fund (a)(d)	2,990	250,173
iShares Barclays 3-7 Year Treasury Bond Fund (a)(d)	1,090	122,363
iShares Barclays Short Treasury Bond Fund (d)	3,675	405,059
iShares Barclays TIPS Bond Fund	12,000	1,246,920
iShares MSCI Canada Index Fund	18,000	466,380
iShares Nasdaq Biotechnology Index Fund (a)	5,000	427,000
iShares S&P/TOPIX 150 Index Fund	19,250	835,450
Market Vectors - Gold Miners ETF (d)	2,270	99,630
PowerShares DB Base Metals Fund (a)	872	18,138
PowerShares DB US Dollar Index Bullish Fund (a)	43,200	1,021,248
Technology Select Sector SPDR Fund	24,000	520,800
TOTAL EXCHANGE TRADED FUNDS (Cost $7,084,639)		7,135,927

EXCHANGE TRADED NOTES – 8.78%
ELEMENTS Linked to the Rogers International Commodity Index –
Agriculture Total Return (a)	116,787	885,245
ELEMENTS Linked to the Rogers International Commodity Index –
Total Return (a)	244,848	1,860,845
iPath Dow Jones - UBS Livestock Total Return Sub-Index (a)	6,030	175,232
TOTAL EXCHANGE TRADED NOTES (Cost $3,045,073)		2,921,322

SHORT-TERM INVESTMENTS – 18.89%
Money Market Fund – 18.89%
Fidelity Money Market Portfolio (d)	6,288,242	6,288,242
TOTAL SHORT-TERM INVESTMENTS (Cost $6,288,242)		6,288,242
Total Investments (Cost $32,444,359) – 97.03%		32,302,111
Other Assets in Excess of Liabilities – 2.97%		989,871
TOTAL NET ASSETS – 100.00%		$33,291,982

Percentages are stated as a percent of net assets.
ADR  American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign security.
(c)	Variable rate security. The rate shown represents the rate as of February 28, 2010.
(d)	All or a portion of these securities are pledged as collateral for short positions.

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE STRATEGIES MUTUAL FUND
Schedule of Securities Sold Short
February 28, 2010

	Shares	Value
3M Co.	5,028	$402,994
Abbott Labs	4,490	243,717
Adobe Systems, Inc.	1,026	35,551
Aflac, Inc.	1,422	70,318
Amazon.com, Inc.	709	83,946
American Express Co.	7,626	291,237
American Tower Corp.	947	40,399
Americredit Corp.	1,800	40,050
Amgen, Inc.	1,115	63,120
Anadarko Pete Corp.	1,349	94,605
AOL, Inc.	200	4,956
Apache Corp.	941	97,525
Apple, Inc.	1,656	338,851
Borgwarner, Inc.	3,200	119,872
Bunge Limited (a)	800	47,672
Carnival Corp. (a)	2,399	86,268
Chesapeake Energy Corp.	1,800	47,826
Cisco Systems, Inc.	5,279	128,438
Colgate Palmolive Co.	381	31,600
Corning, Inc.	11,653	205,442
Covanta Holding Corp.	1,100	18,535
CVS Caremark Corporation	2,607	87,986
Danaher Corporation	1,768	130,779
The Dow Chemical Company	7,282	206,154
Dryships, Inc. (a)	20,800	113,776
DST Systems Inc.	2,450	94,154
EOG Resources, Inc.	2,946	277,071
Equinix, Inc.	1,000	94,470
Ford Motor Company	9,100	106,834
Forest City Enterprises, Inc.	5,750	69,000
Franklin Resources, Inc.	694	70,594
General Cable Corp.	2,300	56,189
Gilead Sciences, Inc.	1,780	84,746
Google, Inc.	324	170,683
Great Plains Energy, Inc.	3,747	66,734
Greatbatch, Inc.	1,500	29,280
Henry Schein, Inc.	1,725	98,032
Hewlett Packard Co.	1,162	59,018
Hornbeck Offshore Services Inc.	650	12,272
Intel Corp.	4,930	101,213
International Business Machines Corp.	965	122,709
iPath Goldman Sachs Crude Oil Total Return Index (c)	19,260	494,019
iShares MSCI EAFE Index Fund (b)	10,865	571,716
iShares Russell 2000 Index Fund (b)	4,500	282,600
iShares S&P Global Materials Select Index Fund (b)	6,340	368,925
Johnson & Johnson	4,496	283,248
Kinetic Concepts, Inc.	2,100	88,032

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE STRATEGIES MUTUAL FUND
Schedule of Securities Sold Short (continued)
February 28, 2010

	Shares	Value
Lifepoint Hospitals, Inc.	1,450	$44,225
Mastercard, Inc.	298	66,862
Medtronic, Inc.	2,761	119,828
Merck & Co., Inc.	6,522	240,531
Micron Technology, Inc.	12,200	110,532
Microsoft Corp.	1,990	57,033
Millipore Corp.	1,300	122,733
Molina Healthcare, Inc.	850	18,173
Monsanto Company	906	64,009
Mosaic Co.	619	36,143
Mylan, Inc.	6,400	136,576
Navistar International Corp.	2,800	109,648
Newmont Mining Corp.	1,278	62,980
Nike, Inc.	605	40,898
Occidental Petroleum Corporation	1,358	108,436
Oracle Corp.	15,189	374,409
Pepsico, Inc.	1,484	92,706
Pfizer, Inc.	4,818	84,556
Philip Morris International, Inc.	760	37,225
Praxair, Inc.	474	35,616
Procter & Gamble Co.	3,196	202,243
Public Storage	901	74,053
Qualcomm, Inc.	2,279	83,617
Schlumberger Ltd. (a)	2,214	135,275
Simon Property Group Inc.	1,878	147,029
Southern Union Co.	8,628	206,554
SPDR S&P Retail ETF (b)	9,055	338,114
Sterlite Industries India Ltd. - ADR	5,100	86,139
T. Rowe Price Group, Inc.	1,264	64,072
Target Corp.	1,612	83,050
Texas Instruments Incorporated	1,398	34,083
Time Warner Cable, Inc.	500	23,345
Time Warner, Inc.	2,100	60,984
United Rentals, Inc.	10,100	76,255
Visa, Inc.	1,399	119,307
Vornado Realty Trust	954	62,697
Wal Mart Stores, Inc.	3,238	175,079
The Walt Disney Company	1,134	35,426
Wells Fargo & Company	4,709	128,744
XTO Energy, Inc.	1,999	91,354
Yahoo, Inc.	4,480	68,589
TOTAL SECURITIES SOLD SHORT (Proceeds $10,533,852)		$10,892,284

Percentages are stated as a percent of net assets.
ADR  American Depositary Receipt
(a)	Foreign security.
(b)	Exchange Traded Fund.
(c)	Exchange Traded Note.

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE STRATEGIES MUTUAL FUND
Schedule of Open Futures Contracts
February 28, 2010

	Number		Unrealized
	of Contracts	Settlement	Appreciation/
Description	Written	Month	(Depreciation)
Canadian Dollar	7	March-10	$(6,614)
E-mini MSCI EAFE Index	37	March-10	(75,937)
E-mini MSCI Emerging Markets Index	37	March-10	(36,918)
E-mini S&P 500 Index	19	March-10	(37,635)
TOTAL FUTURES CONTRACTS WRITTEN			$(157,104)

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE STRATEGIES MUTUAL FUND

Statement of Assets and Liabilities

February 28, 2010

Assets
Investments, at value (cost $32,444,359)	$32,302,111
Dividends and interest receivable	64,253
Deposit for short sales at broker	9,021,686
Deposit for futures at broker	3,347,820
Receivable for investments sold	643,553
Receivable for Fund shares issued	41,935
Other assets	25,710
Total Assets	45,447,068

Liabilities
Payable for investments purchased	1,157,502
Securities sold short, at market value (proceeds $10,533,852)	10,892,284
Dividends payable on short positions	8,652
Payable to Advisor	39,758
Payable to affiliates	27,165
Accrued distribution fees	607
Accrued expenses and other liabilities	29,118
Total Liabilities	12,155,086
Net Assets	$33,291,982

Net Assets Consist Of:
Paid-in capital	$33,393,633
Accumulated net investment income	2,201
Accumulated net realized gain	553,932
Net unrealized appreciation (depreciation) on:
Investments	(142,248)
Short transactions	(358,432)
Futures contracts	(157,104)
Net Assets	$33,291,982

Class A Shares
Net Assets	3,108,968
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	203,916
Net asset value and redemption price per share(1)	$15.25
Maximum offering price per share ($15.25/0.9425)	$16.18

Class I Shares
Net Assets	30,183,014
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,368,600
Net asset value and redemption price per share(1)	$12.74

(1)	If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE STRATEGIES MUTUAL FUND

Statement of Operations

For the Year Ended February 28, 2010

Investment Income
Dividend income(1)	$283,553
Interest income	106,088
Total Investment Income	389,641

Expenses
Advisory fees	375,220
Dividends on short positions	73,845
Transfer agent fees and expenses	53,818
Fund accounting fees	40,074
Administration fees	38,387
Federal and state registration fees	35,732
Interest expense	32,112
Audit and tax fees	30,110
Custody fees	27,061
Legal fees	26,591
Chief Compliance Officer fees and expenses	12,811
Reports to shareholders	6,347
Distribution Fees – Class A	5,595
Trustees’ fees and related expenses	3,596
Other expenses	5,007
Total Expenses	766,306
Less waivers and reimbursement by Advisor	(173,703)
Net Expenses	592,603

Net Investment Loss	(202,962)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	2,399,905
Foreign currency translation	47
Short transactions	(968,956)
Futures contracts closed	(217,818)
Change in net unrealized appreciation/depreciation on:
Investments	1,138,578
Short transactions	(790,254)
Futures contracts	(103,840)
Net Realized and Unrealized Gain on Investments	1,457,663
Net Increase in Net Assets from Operations	$1,254,701

(1)	Net of $3,778 in withholding tax.

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE STRATEGIES MUTUAL FUND

Statements of Changes in Net Assets

	Year Ended	Period Ended
	February 28, 2010	February 28, 2009(1)
From Operations
Net investment income (loss)	$(202,962)	$58,763
Net realized gain (loss) from:
Investments	2,399,905	27,232
Foreign currency translation	47	—
Option contracts expired or closed	—	74,964
Short transactions	(968,956)	(1,305)
Futures contracts closed	(217,818)	(551,557)
Change in net unrealized
appreciation (depreciation) on:
Investments	1,138,578	(1,280,826)
Short transactions	(790,254)	431,822
Futures contracts	(103,840)	(53,265)
Net increase (decrease) in net
assets from operations	1,254,701	(1,294,172)

From Distributions
Net investment income – Class A	—	(92,742)
Net investment income – Class I	(1,885)	(616)
Net decrease in net assets resulting
from distributions paid	(1,885)	(93,358)

From Capital Share Transactions
Proceeds from shares sold – Class A	2,884,045	409,540
Proceeds from shares sold – Class I	21,648,977	14,418,310
Net asset value of shares issued in reinvestment
of distributions to shareholders – Class A	—	616
Net asset value of shares issued in reinvestment
of distributions to shareholders – Class I	1,331	77,836
Payments for shares redeemed – Class A(2)	(306,284)	(19,341)
Payments for shares redeemed – Class I(3)	(3,834,577)	(1,853,757)
Net increase in net assets from
capital share transactions	20,393,492	13,033,204
Total Increase in Net Assets	21,646,308	11,645,674

Net Assets
Beginning of period	11,645,674	—
End of period	$33,291,982	$11,645,674

(1)	The Fund commenced operations on March 3, 2008.
(2)	Net of redemption fees of $1,367 for the period ended February 28, 2009.
(3)	Net of redemption fees of $648 for the year ended February 28 2010.

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE STRATEGIES MUTUAL FUND — CLASS A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	February 28, 2010	February 28, 2009(1)
Net Asset Value, Beginning of Period	$13.83	$15.00

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.21)	0.03
Net realized and unrealized
gain (loss) on investments	1.63	(1.23)
Total from Investment Operations	1.42	(1.20)

Less distributions paid:
From net investment income	—	(0.09)
Total distributions paid	—	(0.09)
Paid-in capital from redemption fees (Note 2)	—	0.12
Net Asset Value, End of Period	$15.25	$13.83
Total Return(3)	10.27%	(7.19)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$3,109	$377

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)(5)	4.23%	6.63%
After waiver and expense reimbursement(4)(5)	3.33%	3.18%

Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement(5)	(2.28)%	(2.80)%
After waiver and expense reimbursement(5)	(1.38)%	0.65%

Portfolio turnover rate(3)	438.22%	347.24%

(1)	Class A commenced operations on November 5, 2008.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)
The ratio of expenses to average net assets includes dividends on short positions and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 3.65% and 2.75%, and 6.20% and 2.75% for the year ended February 28, 2010 and the period ended February 28, 2009, respectively.

(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE STRATEGIES MUTUAL FUND — CLASS I

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	February 28, 2010	February 28, 2009(1)
Net Asset Value, Beginning of Period	$11.53	$13.00

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.13)	0.08
Net realized and unrealized
gain (loss) on investments	1.34	(1.45)
Total from Investment Operations	1.21	(1.37)

Less distributions paid:
From net investment income	0.00 (6)	(0.10)
Total distributions paid	0.00 (6)	(0.10)
Paid-in capital from redemption fees (Note 2)	0.00 (6)	—
Net Asset Value, End of Period	$12.74	$11.53
Total Return(3)	10.51%	(10.59)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$30,183	$11,269

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)(5)	3.95%	4.73%
After waiver and expense reimbursement(4)(5)	3.05%	2.95%

Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement(5)	(1.91)%	(1.11)%
After waiver and expense reimbursement(5)	(1.01)%	0.67%

Portfolio turnover rate(3)	438.22%	347.24%

(1)	Class I commenced operations on March 3, 2008.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)
The ratio of expenses to average net assets includes dividends on short positions and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 3.40% and 2.50%, and 4.54% and 2.76% for the year ended February 28, 2010 and the period ended February 28, 2009, respectively.

(5)	Annualized for periods less than one year.
(6)	Less than a half cent per share.

The accompanying notes are an integral part of these financial statements.

ALTERNATIVE STRATEGIES MUTUAL FUND
Notes to Financial Statements
February 28, 2010

(1)Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Alternative Strategies Mutual Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long term capital appreciation with low correlation to broad market indices. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund commenced operations on March 3, 2008. Effective October 15, 2008, the Fund issued a new class of shares, Class A, and renamed the existing class as Class I. Class A shares commenced operations November 5, 2008. Class A shares are subject to a 0.25% distribution fee. Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Ascentia Capital Partners, LLC (the “Advisor”).

(2)Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service. If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accredited or amortized on a straight-line basis until maturity.

ALTERNATIVE STRATEGIES MUTUAL FUND
Notes to Financial Statements (continued)
February 28, 2010

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith in accordance with procedures adopted by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market, and/or world events cause the Advisor to believe that a security’s last sale price or NOCP may not reflect its actual market value at the time of the U.S. market close. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund has adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2010:

ALTERNATIVE STRATEGIES MUTUAL FUND
Notes to Financial Statements (continued)
February 28, 2010

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Administrative and Support	$105,381	$—	$—	$105,381
Agriculture, Forestry,
Fishing and Hunting	18,988	—	—	18,988
Construction	105,105	—	—	105,105
Exchange Traded Notes	2,921,322	—	—	2,921,322
Finance and Insurance	2,352,658	—	—	2,352,658
Information	915,652	—	—	915,652
Investment Companies	7,135,927	—	—	7,135,927
Management of Companies
and Enterprises	248,193	—	—	248,193
Manufacturing	4,353,963	—	—	4,353,963
Mining, Quarrying, and Oil
and Gas Extraction	1,178,343	—	—	1,178,343
Professional, Scientific, and
Technical Services	103,755	—	—	103,755
Retail Trade	608,173	—	—	608,173
Transportation and
Warehousing	99,710	—	—	99,710
Utilities	771,984	—	—	771,984
Wholesale Trade	394,210	—	—	394,210
Total Equity	21,313,364	—	—	21,313,364
Fixed Income
Convertible Bonds	—	4,328,005	—	4,328,005
Corporate Bonds	—	372,500	—	372,500
Total Fixed Income	—	4,700,505	—	4,700,505
Short-Term Investments	6,288,242	—	—	6,288,242
Total Investments
in Securities	$27,601,606	$4,700,505	$—	$32,302,111
Liabilities:
Futures Contracts*	$(157,104)	$—	$—	$(157,104)
Short Sales	$10,892,284	$—	$—	$10,892,284

*	Futures Contracts are derivative instruments not reflected in the Schedule of Investments. This amount represents unrealized depreciation on futures contracts sold of $157,104.

In March 2008, Statement of Financial Accounting Standards “Disclosures about Derivative Instruments and Hedging Activities” was issued and is effective for fiscal years beginning after November 15, 2008. Disclosures about Derivative Instruments and Hedging Activities is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

ALTERNATIVE STRATEGIES MUTUAL FUND
Notes to Financial Statements (continued)
February 28, 2010

The Fund may invest in Derivative Instruments, including futures contracts on commodities and stock indexes, a wide variety of swap agreements, options on futures contracts and other financial instruments such as options on securities and stock index options. These are financial instruments that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate.

Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The Fund’s investment in commodity futures may produce income that will not qualify as good income under the gross income requirements for the Fund to qualify as a regulated investment company.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of February 28, 2010 was as follows:

Derivatives not accounted for
as hedging instruments	Balance Sheet Location	Fair Value
Futures Contracts	Assets; Deposit for futures at broker	$(157,104)
Total		$(157,104)

The effect of derivative instruments on the Statement of Operations for the year ended February 28, 2010 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for	Statement of	Year Ended
as hedging instruments	Operations Location	February 28, 2010
Futures Contracts	Net realized gain (loss) on
	futures contracts closed	$(217,818)
Total		$(217,818)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for	Statement of	Year Ended
as hedging instruments	Operations Location	February 28, 2010
Futures Contracts	Net change in unrealized
	appreciation/depreciation
	on futures contracts	$(103,840)
Total		$(103,840)

ALTERNATIVE STRATEGIES MUTUAL FUND
Notes to Financial Statements (continued)
February 28, 2010

(b)Foreign Securities

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

(c)Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund’s receivable for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(d)Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the

ALTERNATIVE STRATEGIES MUTUAL FUND
Notes to Financial Statements (continued)
February 28, 2010

exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period in the event the option is exercised. The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to market to reflect the current value of the option written. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

(e)Futures

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.

(f)Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the

ALTERNATIVE STRATEGIES MUTUAL FUND
Notes to Financial Statements (continued)
February 28, 2010

requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(g)Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(h)Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The Fund charges a 2.00% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. Redemption fees of $1,367 were charged on Class A shares during the period ended February 28, 2009.  Redemption fees of $648 were charged on Class I shares during the year ended February 28, 2010.

(j)Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means. Expenses directly attributable to a class of shares, which presently only include distribution fees, are recorded to the specific class.

(k)Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

ALTERNATIVE STRATEGIES MUTUAL FUND
Notes to Financial Statements (continued)
February 28, 2010

(3)Federal Tax Matters

Distributions paid to shareholders for the year ended February 28, 2010 and the period ended February 28, 2009 were as follows:

	Ordinary Income	Long-term Capital Gains
February 28, 2010	$ 1,885	$0
February 28, 2009	$93,358	$0

As of February 28, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$32,673,293
Gross tax unrealized appreciation	$790,691
Gross tax unrealized depreciation	(1,520,305)
Net tax unrealized depreciation	$(729,614)
Undistributed ordinary income	$790,088
Undistributed long-term capital gain	—
Total distributable earnings	$790,088
Other accumulated gains/(losses)	$(162,125)
Total accumulated earnings/(losses)	$(101,651)

The difference between book basis and tax basis of investments relates to wash sale deferrals and outstanding partnership adjustments.

During the year ended February 28, 2010, the Fund utilized capital loss carryovers of $181,668.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Accumulated Net Investment Income	$206,003
Accumulated Net Realized Gain/(Loss)	(206,415)
Paid-In Capital	412

At February 28, 2010, the Fund deferred, on a tax basis, post-October losses of $151,014.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued “Accounting for Uncertainty in Income Taxes”. Accounting for Uncertainty in Income Taxes addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of February 28, 2010. Also, the Fund had recognized no interest and penalties related to uncertain

ALTERNATIVE STRATEGIES MUTUAL FUND
Notes to Financial Statements (continued)
February 28, 2010

tax benefits in fiscal 2010. At February 28, 2010, the fiscal years 2009-2010 remain open to examination in the Fund’s major tax jurisdictions.

(4)Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.95% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses for an indefinite period at the discretion of the Advisor and the Board of Trustees to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 2.75% for Class A shares and 2.50% for Class I shares (the “Expense Limitation Cap”) with respect to the average daily net assets for each share class. For the year ended February 28, 2010, expenses of $173,703 incurred by the Fund were waived or reimbursed by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2011	$156,549
2012	$173,703

Sub-advisory services are provided to the Funds, pursuant to agreements between the Advisor and the below listed sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates the sub-advisors based on the portion of the Fund’s average daily net assets which they have been allocated to manage.

Dunham & Associates Investment Counsel, Inc.
DuPont Capital Management Corporation
Research Affiliates, LLC
REX Capital Advisors, LLC
Sage Capital Management, LLC

(5)Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Class A shares for services to prospective Fund shareholders and distribution of Fund shares. During the year ended February 28, 2010, the Fund accrued expenses of $5,595 pursuant to the 12b-1 Plan. As of February 28, 2010, $607 was available for future 12b-1 expenses.

ALTERNATIVE STRATEGIES MUTUAL FUND
Notes to Financial Statements (continued)
February 28, 2010

(6)Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(7)Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Period Ended
Class A	February 28, 2010	February 28, 2009(1)
Shares sold	196,910	28,463
Shares issued to holders in
reinvestment of distributions	—	43
Shares redeemed	(20,252)	(1,248)
Net increase	176,658	27,258

(1)  Class commenced operations on November 5, 2008.

	Year Ended	Period Ended
Class I	February 28, 2010	February 28, 2009(1)
Shares sold	1,693,186	1,122,195
Shares issued to holders in
reinvestment of distributions	103	6,514
Shares redeemed	(301,643)	(151,755)
Net increase	1,391,646	976,954

(1)  Class commenced operations on March 3, 2008.

(8)Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended February 28, 2010, were $83,147,926 and $69,190,878 respectively. There were no purchases or sales of U.S. government securities for the Fund.

ALTERNATIVE STRATEGIES MUTUAL FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders of Alternative Strategies Mutual Fund
and Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Alternative Strategies Mutual Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, as of February 28, 2010, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
April 29, 2010

ALTERNATIVE STRATEGIES MUTUAL FUND
Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on October 23, 2009, to consider the initial approval of a new Investment Sub-Advisory Agreement for the Alternative Strategies Mutual Fund (the “Fund”), a series of the Trust, between Ascentia Capital Partners, LLC, the Fund’s investment advisor (the “Advisor”), and DuPont Capital Management Corporation (“DuPont” and such Sub-Advisory Agreement, the “DuPont Sub-Advisory Agreement”).  In addition, on January 18, 2010, the Trustees met to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Fund and the Advisor and the Investment Sub-Advisory Agreements (the “Sub-Advisory Agreements”) between the Advisor and the following sub-advisors (referred to collectively as the “Sub-Advisors”) for the Fund.

•Research Affiliates, LLC (“Research Affiliates”);

•REX Capital Advisors, LLC (“REX Capital”); and

•Sage Capital Management, LLC (“Sage Capital”).

DISCUSSION OF FACTORS CONSIDERED REGARDING THE DUPONT SUB-ADVISORY AGREEMENT

In advance of the October 23, 2009 meeting, the Trustees requested and received materials to assist them in considering the DuPont Sub-Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including the DuPont Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the DuPont Sub-Advisory Agreement.  The Trustees reviewed the due diligence materials provided by the Advisor for DuPont, including DuPont’s Form ADV, information relating to DuPont’s compliance program and code of ethics, and also reviewed:  (i) the nature and quality of the investment advisory services to be provided by DuPont, including the experience and qualifications of the personnel providing such services; (ii) DuPont’s organizational structure; (iii) DuPont’s favorable history; (iv) DuPont’s investment strategies and style of investing and the investment strategy that DuPont intends to employ with respect to the portion of the Fund’s assets allocated to it; (v) the performance history of portfolios managed by DuPont using an investment strategy similar to the strategy to be employed with respect to the portion of the Fund’s assets to be allocated to DuPont; and (vi) DuPont’s long- and short-term performance relative to comparable mutual funds and unmanaged indexes.

In addition, Messrs. Steve McCarty and Peter Lowden of the Advisor and Ms. Alexandra Ergon of DuPont participated in the meeting held on October 23, 2009, to provide an overview of the Advisor’s proposal to retain DuPont as a sub-advisor to the Fund employing an emerging markets strategy within the constraints of the Fund’s existing international strategy as set forth in the Fund’s prospectus.  Mr. Lowden emphasized DuPont’s strong performance history and the experience of its portfolio management team.  Ms. Ergon reviewed DuPont’s history as a portfolio manager, including its history as an emerging markets manager since 1998.  She also discussed the experience of DuPont’s investment management team and its philosophy for the selection of investments for its emerging markets strategy.

ALTERNATIVE STRATEGIES MUTUAL FUND
Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (continued)

In considering the DuPont Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the overall fairness of the DuPont Sub-Advisory Agreement and whether it was in the best interests of the Fund and its shareholders as well as the factors enumerated below.  Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”)), approved the DuPont Sub-Advisory Agreement with respect to the Fund for an initial term ending December 31, 2011.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services to be provided by DuPont to the Fund.  The Trustees considered the information provided by the Advisor with respect to DuPont’s qualifications and experience in managing the type of strategies for which DuPont is being engaged with respect to the Fund.  The Trustees noted Mr. Lowden’s report concerning the on-site due diligence he conducted with respect to DuPont and his assessment of DuPont’s operations and compliance program.  The Trustees also specifically evaluated DuPont’s investment process and how DuPont’s management would complement the Fund’s existing Sub-Advisors.  The Trustees reviewed information relating to DuPont’s compliance policies and procedures, including its code of ethics and its back-office, compliance and operational capabilities.  The Trustees concluded that DuPont had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the DuPont Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to the Fund were satisfactory.

2.INVESTMENT PERFORMANCE OF DUPONT.

In assessing the portfolio management services to be provided by DuPont, the Trustees reviewed the qualifications, backgrounds and experience of DuPont’s staff as set forth in its Form ADV as well as information concerning DuPont’s strong performance history and the information presented by Ms. Ergon during her presentation at the October 23, 2009, meeting.  In this regard, the Trustees accorded weight to other similarly managed accounts’ absolute and relative returns (versus the Fund’s benchmarks) over one- and three-year periods.  The Trustees concluded that, in light of market conditions, DuPont performed favorably.  After considering all of the information provided to them, the Trustees concluded that the Fund and its shareholders were likely to benefit from DuPont’s management of a portion of the Fund’s portfolio.

3.COSTS OF SERVICES AND PROFITS REALIZED BY DUPONT.

With respect to DuPont’s sub-advisory fees, the Trustees considered that DuPont was to be paid by the Advisor out of its advisory fees and not by the Fund.  The Trustees also believed, based on information that the Advisor provided, that the DuPont Sub-Advisory Agreement had been negotiated at arm’s-length between the Advisor and

ALTERNATIVE STRATEGIES MUTUAL FUND
Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (continued)

DuPont.  The Advisor confirmed to the Trustees that the sub-advisory fees to be paid to DuPont were reasonable in light of the anticipated quality of the services to be performed by DuPont.  The Trustees also observed that the proposed fee level was comparable to the fee levels charged by the Fund’s other Sub-Advisors.  Since the sub-advisory fees will be paid by the Advisor, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fee.  Consequently, the Trustees did not consider the costs of services provided by DuPont or its profitability from its relationship with the Fund because the Trustees did not consider these factors as relevant.  Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to DuPont were reasonable in light of the services to be provided by DuPont.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

Since the sub-advisory fees are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.  The Trustees concluded that consideration of economies of scale and profitability was more appropriate in the context of the Trustees’ consideration of Agreement, which was to be considered separately at a meeting of the Trustees prior to the Agreement’s expiration in March, 2010.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be received by DuPont from its association with the Fund.  The Trustees concluded that the benefits that DuPont, or its affiliates, may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

6.CONCLUSIONS WITH RESPECT TO THE DUPONT SUB-ADVISORY AGREEMENT.

The Trustees considered all of the foregoing factors and the total mix of information available to them.  In considering the DuPont Sub-Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances, including the recommendation of the Advisor with respect to DuPont.  Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the DuPont Sub-Advisory Agreement as being in the best interests of the Fund and its shareholders.

DISCUSSION OF FACTORS CONSIDERED REGARDING THE AGREEMENT

In advance of the January 18, 2010, meeting, the Trustees requested and received materials to assist them in considering the Agreement and the Sub-Advisory Agreements.  The materials provided contained information with respect to the factors enumerated below, including the Agreement and the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Agreement and the Sub-Advisory Agreements and comparative information relating to the

ALTERNATIVE STRATEGIES MUTUAL FUND
Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (continued)

advisory and sub-advisory fees and other expenses of the Fund.  The materials also included detailed comparative information regarding the Fund’s performance, due diligence materials relating to the Advisor and the Sub-Advisors (including due diligence questionnaires completed by the Advisor and each of the Sub-Advisors, the Advisor’s and Sub-Advisor’s Forms ADV, select financial information of the Advisor, bibliographic information regarding the Advisor’s and the Sub-Advisors’ key management and investment advisory personnel, comparative fee information relating to the Fund and a compilation of the key policies and procedures comprising the Advisor’s written compliance program) and other pertinent information.

Messrs. Steve McCarty and Peter Lowden of the Advisor also participated in the meeting of the Trustees held on October 23, 2009, and discussed the Advisor’s review of its compliance program and the compliance enhancements that the Advisor was implementing as well as providing a detailed review of the Fund’s investment management report that was included in the materials for that meeting.  The Trustees also received information periodically throughout the year that was relevant to their consideration of the renewal of the Agreement and the Sub-Advisory Agreements including performance, advisory fee and other expense information.  Based on their evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the continuation of the Agreement and each of the Sub-Advisory Agreements with respect to the Fund.

In considering the continuation of the Agreement with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services provided by the Advisor to the Fund.  The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund under a “manager of managers” structure, as well as the qualifications, experience and responsibilities of the portfolio managers at Dunham & Associates Investment Counsel, Inc. (“Dunham”), DuPont, Research Affiliates, REX Capital and Sage Capital involved in the day-to-day activities of the Fund.  The Trustees considered the fact that the Advisor had chosen the Fund’s investment strategy and had selected Dunham, DuPont, Research Affiliates, REX Capital and Sage Capital to make the day-to-day investment decisions for the Fund.  In addition, the Trustees noted that Dunham, DuPont, Research Affiliates, REX Capital and Sage Capital would be subject to continuous review and ongoing oversight by the Advisor’s compliance staff, and their hiring, termination or replacement would be based on the Advisor’s recommendations, subject to Board approval.  The Trustees noted that they had previously reviewed the structure of the Advisor’s compliance policies and procedures, as well as those of Dunham, DuPont, Research Affiliates, REX Capital and Sage Capital, and had reviewed the information provided by the Advisor in response to the TPM Due Diligence Questionnaire as well as other information provided by the Advisor and the Sub-Advisors and provided to the Trustees.  The

ALTERNATIVE STRATEGIES MUTUAL FUND
Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (continued)

Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Advisor.  The Trustees considered the Advisor’s handling of compliance matters, including the reports provided to the Trustees and the presentation by Messrs. McCarty and Lowden at the October 23, 2009, meeting of the Trustees on the effectiveness of the Advisor’s compliance program with respect to the Fund and the Advisor’s review and enhancement of its compliance program.  The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and managing the Fund under a “manager of managers” structure, and that the nature, overall quality and extent of the management services to be provided by the Advisor to the Fund were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE ADVISOR.

In assessing the portfolio management services provided by the Advisor under the “manager of managers” structure, the Trustees considered information provided to them on a quarterly basis relating to the performance of assets allocated to Dunham, Research Affiliates, REX Capital and Sage Capital during the past year, as well as the overall performance of the Fund on both a short-term and long-term basis.  The Trustees noted in particular the report and presentation provided to them by Messrs. McCarty and Lowden at the October 23, 2009, meeting of the Trustees as well as the performance information submitted by the Advisor in the materials provided to the Trustees in connection with their January 18, 2010, meeting.  The Trustees reviewed the allocation of the Fund’s assets to each Sub-Advisor and performance of Dunham, Research Affiliates, REX Capital and Sage Capital.  The Trustees noted that the Fund had underperformed its benchmark for the one-year period ended December 31, 2009, but had outperformed its benchmark since its inception.  The Trustees concluded that the performance obtained by Dunham, Research Affiliates, REX Capital and Sage Capital, as well as the overall performance of the Fund under the overall management of the Advisor, was satisfactory under current market conditions.  See “Discussion of Factors Considered Regarding the DuPont Sub-Advisory Agreement,” above, for a description of performance information reviewed by the Trustees with respect to DuPont.  The Trustees also reviewed and considered the information relating to the Advisor set forth in the Fund’s prospectus and statement of additional information, and recalled that they had previously reviewed and considered the qualifications, background and experience of the staff of the Advisor as set forth in the Advisor’s Form ADV.  Accordingly, the Board concluded that the Advisor had the necessary expertise and resources to select and manage Dunham, DuPont, Research Affiliates, REX Capital and Sage Capital to provide investment sub-advisory services to the Fund in accordance with its investment objective and strategy.  The Trustees determined that the Fund and its shareholders would continue to benefit from the Advisor’s management.

ALTERNATIVE STRATEGIES MUTUAL FUND
Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (continued)

 3.COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISOR.

The Trustees considered the cost of services and the structure of the Advisor’s fees with respect to the Fund.  The Trustees considered the cost structure of the Fund relative to its peer group of long/short equity funds based on data constructed by the Advisor and Lipper, Inc. and provided to the Trustees, as well as the proposed fee waivers and expense reimbursements agreed to by the Advisor.  The Trustees also considered the level of profits that could be expected to accrue to the Advisor with respect to the Fund based on profitability reports reviewed by the Trustees and the selected financial statements of the Advisor included in the materials submitted to the Trustees in connection with the January 18, 2010, meeting.  The Trustees noted that the Fund’s contractual management fee of 1.95% fell into the fourth quartile of its peer group and was higher than the peer group average of 1.4591%.  The Trustees noted that the higher management fee was related to the “manager of managers” structure and was reasonable when the proposed fee waivers and expense reimbursements of the Advisor were applied to the Fund’s overall expenses.  Due primarily to the Fund’s higher management fee, the Fund’s total expense ratio, after waivers, was the highest of its peer group and was higher than the peer group average or median total expense ratios.  The Trustees noted that the Fund’s total expenses were capped at 2.50% and 2.75% for its Class I and Class A shares, respectively.

The Trustees concluded that the advisory fees and expense cap for the Fund were reasonable in light of the Fund’s “manager of managers” structure because the Advisor is responsible for the sub-advisory fees payable to the Sub-Advisors out of the Advisor’s contractual advisory fee paid to it by the Fund.  In addition, the Trustees considered that the Advisor was currently responsible for monitoring five different Sub-Advisors for the Fund.  In so doing, the Advisor has committed substantial financial and other resources to the management of the Fund utilizing a “manager of managers” structure.  The Trustees concluded that the Fund’s higher than average management fee and overall expenses are warranted in light of the Fund’s multi-strategy, “manager of managers” structure, noting that the Fund is the only fund in its peer group to employ a “manager of managers” structure.

Based on the foregoing factors, the Trustees concluded that the Fund’s expenses and the fees to be paid to the Advisor by the Fund were fair and reasonable in light of the comparative expense and advisory fee information and the Advisor’s investment expertise.  The Trustees further concluded that the Advisor’s profits from sponsoring the Fund were limited given the fees paid to the Sub-Advisors but sufficient to support its provision of advisory services to the Fund.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees reviewed the structure of the Advisor’s advisory fees with respect to the Fund and considered potential economies of scale (and if such economies of scale are realized, how they would be shared with the Fund’s shareholders).  The Trustees noted the Advisor’s commitment to share economies of scale as the Fund grows, and its intention to consider breakpoints in its fee schedule when the Advisor is no longer

ALTERNATIVE STRATEGIES MUTUAL FUND
Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (continued)

required to subsidize the Fund’s expenses through an expense cap.  The Trustees concluded that the potential economies of scale that the Fund might realize could be achievable under the present structure of the Advisor’s advisory fees and the Fund’s expenses.  The Trustees also reviewed all proposed expense waivers and reimbursements by the Advisor with respect to the Fund.  With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be realized by the Advisor from its association with the Fund. The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition, facilitating the management of the portfolios of certain of the Advisor’s other clients or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Fund.

6.CONCLUSIONS WITH RESPECT TO THE AGREEMENT.

The Trustees considered all of the foregoing factors.  In considering the continuation of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Agreement as being in the best interests of the Fund and its shareholders.

DISCUSSION OF FACTORS CONSIDERED REGARDING THE SUB-ADVISORY AGREEMENTS

The Trustees reviewed each Sub-Advisory Agreement.  In addition to the materials described under “Discussion of Factors Considered Regarding The Agreement,” above, the Trustees reviewed: (i) the nature and quality of the investment advisory services to be provided by the Sub-Advisors, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of the Sub-Advisors; (iii) the performance history of the Sub-Advisors with respect to assets allocated to them by the Advisor; (iv) each Sub-Advisor’s financial condition, history of operations and ownership structure; and (v) each Sub-Advisor’s brokerage and soft dollar practices.  In considering the Sub-Advisory Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services to be provided by the Sub-Advisors to the Fund.  The Trustees noted that they had previously reviewed the investment management qualifications and experience of the Sub-Advisors, and had reviewed and considered additional information provided to them on a quarterly basis, including performance information, relating to their management of a portion of the assets of the Fund.  The Trustees also noted that they had previously reviewed the structure of the compliance policies and procedures, including the codes of ethics, of

ALTERNATIVE STRATEGIES MUTUAL FUND
Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (continued)

the Sub-Advisors, and that any material compliance issues that had arisen with respect to the Fund since that time had been brought to their attention by the Fund’s chief compliance officer.  The Trustees concluded that Research Affiliates, REX Capital and Sage Capital had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services to be provided to the Fund were satisfactory.

2.INVESTMENT PERFORMANCE OF THE SUB-ADVISORS.

The Trustees discussed the Fund’s performance, including the performance relating specifically to the portion of the Fund’s assets allocated to each of the Sub-Advisors for the one year ended December 31, 2009, and since the inception of the Fund on March 5, 2008.  The Trustees noted the Fund had underperformed its benchmark for the one-year period but had outperformed its benchmark since inception.  The Trustees concluded that the performance obtained by the Sub-Advisors for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Sub-Advisors’ continued management of the Fund’s portfolio.

3.COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISORS.

With respect to the sub-advisory fees, the Trustees considered that the Sub-Advisors were each paid by the Advisor out of its advisory fees and not by the Fund.  The Trustees also believed, based on information that the Advisor provided, that the Sub-Advisory Agreements had been negotiated at arm’s-length between the Advisor and each of the Sub-Advisors.  Nevertheless, the Trustees also reviewed information provided by the Sub-Advisors with respect to investment advisory fees charged by them to other clients.  The Advisor confirmed to the Trustees that the sub-advisory fees to be paid to the Sub-Advisors were reasonable in light of the anticipated quality of the services to be performed by them.  Since all sub-advisory fees will be paid by the Advisor, the overall advisory fee paid by the Fund is not directly affected by the respective sub-advisory fees.  Consequently, the Trustees did not consider the costs of services provided by the Sub-Advisors or their profitability from their relationship with the Fund because the Trustees did not consider these factors as relevant.  Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid under the Sub-Advisory Agreements were reasonable in light of the services to be provided thereunder.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

Since the sub-advisory fees are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

ALTERNATIVE STRATEGIES MUTUAL FUND
Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (continued)

 5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be received by the Sub-Advisors from their association with the Fund.  The Trustees concluded that the benefits that Research Affiliates, REX Capital and Sage Capital may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

6.CONCLUSIONS WITH RESPECT TO THE SUB-ADVISORY AGREEMENTS.

The Trustees considered all of the foregoing factors.  In considering the Sub-Advisory Agreements, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances, including the recommendation of the Advisor with respect to each of the Sub-Advisors.  Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreements as being in the best interests of the Fund and its shareholders.

ALTERNATIVE STRATEGIES MUTUAL FUND
Additional Information
(Unaudited)

Tax Information

The Fund designates 27.09% of its ordinary income distribution for the year ended February 28, 2010 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 28, 2010, 24.39% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-866-506-7390.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	19	Independent
615 E. Michigan St.		Term; Since	Chair of		Trustee, USA
Milwaukee, WI 53202		August 22,	Accounting,		MUTUALS
Age: 54		2001	Marquette University		(an open-end
			(2004–Present);		investment
			Associate Professor		company with
			of Accounting,		two portfolios).
Marquette University
(1996–2004).

ALTERNATIVE STRATEGIES MUTUAL FUND
Additional Information (continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Gary A. Drska	Trustee	Indefinite	Captain, Midwest	19	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 53		2001	(1985–Present);		(an open-end
			Director, Flight		investment
			Standards and Training		company with
			(1990–1999).		two portfolios).

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	19	None.
615 E. Michigan St.		Term; Since	Chief Administrative
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and
Age: 66		2009	Chief Compliance
Officer (“CCO”),
Granite Capital
International Group,
L.P. (an investment
management firm)
(1994–Present); Vice
President, Secretary,
Treasurer and CCO
of Granum Series
Trust (an open-end
investment company)
(1997–2007); President,
CAO and CCO, Granum
Securities, LLC
(a broker-dealer)
(1997–2007).
Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	19	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 46	Trustee	2001	Services, LLC		investment
			(1994–Present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

ALTERNATIVE STRATEGIES MUTUAL FUND
Additional Information (continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 11,	U.S. Bancorp Fund
Age: 52	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–Present);
	Accounting	Since	UMB Investment
	Officer	September 10,	Services Group
		2008	(2000–2004).
(Treasurer)

Kristin M. Cuene	Chief	Indefinite	Attorney,	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	Compliance
Milwaukee, WI 53202	Officer and	January 23,	Officer, U.S.
Age: 40+	Anti-Money	2009 (CCO);	Bancorp Fund
	Laundering	Since	Services, LLC
	Officer	January 18,	(2008–Present);
		2010 (AML	Attorney,
		Officer)	Investment
Management,
Quarles & Brady, LLP
(2007-2008);
Student, University
of Pennsylvania
(2004-2007).

Rachel A. Spearo	Secretary	Indefinite	Vice President and	N/A	N/A
615 E. Michigan St.		Term; Since	Legal Compliance
Milwaukee, WI 53202		November 15,	Officer, U.S. Bancorp
Age: 30		2005	Fund Services, LLC
(2004–Present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		January 10,	Bancorp Fund
Age: 36		2008	Services, LLC
(2004–Present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-506-7390. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-506-7390, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

ALTERNATIVE STRATEGIES MUTUAL FUND

Investment Advisor	Ascentia Capital Partners, LLC
5470 Kietzke Lane, Suite 230
Reno, Nevada 89511

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is incorporated by reference to the  registrant’s Form N-CSR filed on May 6. 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2010	FYE 2/28/2009
Audit Fees	25,400	24,650
Audit-Related Fees	0	0
Tax Fees	4,740	4,600
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2010	FYE 2/28/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2010	FYE 2/28/2009
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on May 6, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)  /s/ Joseph Neuberger
Joseph Neuberger, President

Date   May 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Joseph Neuberger
Joseph Neuberger, President

Date   May 4, 2010

By (Signature and Title)  /s/ John Buckel
John Buckel, Treasurer

Date   May 4, 2010